Exhibit 10.01


                            THIRD AMENDMENT TO LEASE
                            ------------------------

     AGREEMENT, dated as of the 1st day of September, 2005, between 120 BROADWAY HOLDINGS, LLC, a Delaware limited liability company, having an office at 530 Fifth Avenue, New York, New York 10036 ("Landlord"), and TOWER INSURANCE COMPANY OF NEW YORK, a New York corporation, having an office at 120 Broadway, New York, New York 10271 ("Tenant").

                               STATEMENT OF FACTS
                               ------------------

     By Lease dated as of February 19, 1997 (the "Original Lease"), by and between Broadpine Realty Holding Company, Inc. ("BRHC") (as predecessor-in-interest to Landlord) and Tenant, BRHC leased to Tenant and Tenant hired from BRHC certain premises in the building known as 120 Broadway, New York, New York (the "Building"), consisting of a portion of the fourteenth
(14th) floor of the Building, for a term ending on May 31, 2008. By Modification of Indenture of Lease dated as of May (no day), 1998 (the "First Amendment"), Tenant leased the balance of the rentable area of the fourteenth (14th) floor (the "Fourteenth Floor Premises") in the Building. By the Second Amendment to Lease dated as of January 15, 2003 (the "Second Amendment"), Tenant leased a portion of the seventeenth (17th) floor (the "Seventeenth Floor Premises") of the Building.

     The Original Lease, the First Amendment, the Second Amendment and any and all other amendments and modifications thereof shall hereinafter be collectively referred to as the "Lease". The Fourteenth Floor Premises and the Seventeenth Floor Premises shall hereinafter be referred to as the "Original Premises". Landlord and Tenant now desire to further amend the Lease upon the terms hereinafter contained.

     NOW, THEREFORE, in consideration of the Lease and the mutual covenants herein contained, Landlord and Tenant hereby agree as follows:

     1.   DEFINED TERMS:
          -------------

     Unless the context otherwise clearly indicates a contrary intent or unless specifically otherwise provided herein, each term used in this Agreement which is defined in the Lease shall be deemed to have the meaning set forth in the Lease.

     2.   EXTENSION OF LEASE TERM:
          ------------------------

     The term of the Lease is hereby extended for the period (the "Extended Term") commencing on June 1, 2008 (the "Extended Term Commencement Date") and expiring on June 30, 2021 (the "Expiration Date"), or shall expire on such earlier date upon which said term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of the Lease as hereby amended or pursuant to law, upon all of the terms, covenants and conditions contained in the Lease, except as otherwise expressly set forth therein.

     3.   NEW PREMISES; SURRENDER PREMISES; FF&E:
          ---------------------------------------

     A.   For the purposes of this Agreement:

     (i) the term "New Premises" shall mean, collectively, that certain portion of the thirtieth (30th) floor (the "Thirtieth Floor Premises") of the Building as approximately indicated by hatched markings on the rental plan annexed hereto as Exhibit "A" and made a part hereof, and the entire rentable area of the thirty-first (31st) floor (the "Thirty-First Floor Premises") of the Building; and

     (ii) the term "Surrender Premises" shall mean the Original Premises.

     B. Effective throughout the period (the "New Premises Term") commencing as of October 1, 2005 (the "New Premises Commencement Date") (which date may be subject to postponement pursuant to Paragraph 7.J. of this Agreement) and ending as of the Expiration Date (as extended in this Agreement), both dates inclusive:

     (i) the Lease shall be amended by adding the New Premises to the Demised Premises; and

     (ii) Landlord leases to Tenant and Tenant hires from Landlord the New Premises, and Tenant's use and occupy of the New Premises and its obligations with respect thereto shall be in accordance with the terms, provisions, conditions and agreements contained in the Lease, except as otherwise expressly provided in this Agreement.

     C. For purposes of this Agreement, the "Surrender Date" shall be the last day of the calendar month during which the later of the following occurs: (i) the sixtieth (60th) day after Landlord's receipt of notice from Tenant that Tenant is surrendering the Surrender Premises to Landlord, and (ii) the New Premises Commencement Date occurs, Tenant substantially completes Tenant's New Premises Work and Tenant takes occupancy of the New Premises for the conduct of its business. On or before the Surrender Date (which Surrender Date shall in no event be later than the last day of the calendar month in which nine (9) month anniversary of the New Premises Commencement Date occurs (the "Outside Surrender Date")), Tenant shall vacate and quit and surrender possession of all of the Surrender Premises to Landlord broom clean (except for the "FF&E" in the Fourteenth Floor Premises as set forth in Paragraph 3.E below), in as-is condition, and in all other respects in the condition required therefore pursuant to the provisions of the Lease for the delivery of possession of the Demised Premises to Landlord as if the Surrender Date were the Expiration Date of the Term of the Lease. Effective as of the Surrender Date, the Lease shall be amended by deleting the Surrender Premises from the Demised Premises, and the Minimum Rent, the Square Feet of Rentable Area, Tenant's Operating Share, Tenant's Tax Share and the amounts set forth in Section 20.03.B(i) of the Lease shall be adjusted accordingly. Tenant acknowledges and agrees that the entire Security deposited with Landlord as of the Surrender Date shall continue to be held by Landlord as the Security under the Lease.

     D. Landlord and Tenant shall each remain obligated to comply with all of the terms, covenants and conditions of the Lease on such party's part to observe, perform and comply with, through and including the Surrender Date with respect to the Surrender Premises. All obligations and liabilities under the Lease and this Agreement which accrue or arise or relate to matters occurring on or before the Surrender Date shall survive the Surrender Date. Tenant shall also pay all Minimum Rent, additional rent and all other charges under the Lease with respect to the Surrender Premises, through and including the Surrender Date, subject to adjustments in accordance with the terms of the Lease. Tenant and its successors and assigns hereby release Landlord from any and all claims and obligations accruing after the Surrender Date with respect to the Surrender Premises. Except for the obligations and liability of Tenant relating to Tenant's surrender and vacating of the Surrender Premises under this Agreement and the Lease, Landlord hereby releases Tenant from any and all claims and obligations accruing after the Surrender Date with respect to the Surrender Premises.

     E. Effective as of the Surrender Date, Tenant shall transfer to Landlord all right, title and interest to Tenant's existing improvements and to the furniture, fixtures and equipment (collectively, the "FF&E") located in the Surrender Premises and listed on the schedule annexed hereto as Exhibit "B", in the same condition existing as of the date of this Agreement, ordinary wear and tear excepted. In consideration of such transfer of all of the FF&E by Tenant to Landlord, Landlord shall pay to Tenant within ten (10) business days after the Surrender Date the amount of FIVE HUNDRED EIGHTY-ONE THOUSAND FIVE HUNDRED THIRTY AND 00/100 ($581,530.00) DOLLARS (which amount shall be allocated as follows: (i) $322,535.00 for Tenant's existing improvements, and (2) $258,995.00 for Tenant's furniture, fixtures and equipment); provided (i) Tenant shall have delivered the FF&E to Landlord on the Surrender Date in the time and condition required, and (ii) Tenant shall not then be in default (after notice and the expiration of any applicable cure period in this Lease) with respect to any of the material terms, covenants or conditions to be performed or observed by Tenant under the Lease or this Agreement. For purposes of this Agreement, the phrase "material terms, covenants or conditions to be performed or observed by Tenant" shall specifically include, among other things, Tenant's obligation to pay Minimum Rent and additional rent and Tenant's obligation to timely discharge any lien, encumbrance or charge. At the time of such payment, Tenant shall deliver to Landlord a bill of sale for the FF&E substantially in the form annexed hereto as Exhibit "C". Tenant shall be responsible to pay any and all taxes, if any, due in connection with the conveyance of the FF&E, including, without limitation, any use, bulk or sales tax. Tenant additionally agrees to execute and submit any and all forms, documents or filings required by any governmental authority in connection with the conveyance of the FF&E and Landlord shall reasonably cooperate in connection therewith. Tenant agrees to indemnify and hold Landlord harmless from and against any and all bills for labor performed and materials and equipment furnished to Tenant on or before the Surrender Date and applicable use, bulk, sales and other taxes as required by law for the period on or before the Surrender Date and from and against any and all liens, bills or claims therefore or against the FF&E and from and against all losses, damages, costs, expenses, suits and claims whatsoever in connection therewith arising from conditions existing on or before the Surrender Date. Notwithstanding anything in the Lease to the contrary, Tenant shall not remove the FF&E from the Seventeenth Floor Premises; provided, however, that on or before the Surrender Date, Tenant shall remove the FF&E from the Fourteenth Floor Premises, at Tenant's sole cost and expense, at a time and to a location determined by Landlord.

     4.   DELIVERY OF SURRENDER PREMISES:
          -------------------------------

     A. Any holding over or continued occupancy of the Surrender Premises by Tenant after the Surrender Date shall not operate to extend or renew the Lease or to imply or create a new lease between Landlord and Tenant with respect to the Surrender Premises. In such event, Landlord shall have the right to immediately terminate Tenant's occupancy of the Surrender Premises and Tenant shall pay to Landlord (in addition to the Minimum Rent and additional rent attributable to the New Premises), on a per diem basis, a sum (the "Holdover Rent") equal to the aggregate of one hundred fifty (150%) percent of the annual Minimum Rent and additional rent payable to Landlord under the Lease as of the Surrender Date for the first thirty (30) days of holdover, and thereafter the Holdover Rent shall be increased to equal two (2) times the annual Minimum Rent and additional rent payable to Landlord as of the Surrender Date. In no event, however, shall Tenant be relieved of any liability to Landlord for damages resulting from such holding over. Tenant agrees to indemnify and hold Landlord harmless from and against any direct and actual costs, losses, claims, liability, damages and expenses suffered or incurred by Landlord as a result of Tenant's holding over or continued occupancy of the Surrender Premises beyond the Surrender Date.

     B.  Neither  the  provisions  of  Paragraph  A  of  this  Article  nor  the application thereof shall affect the status of Tenant as an occupant holding-over the Surrender Premises without the consent of Landlord; or the right of Landlord to obtain the dispossess or ouster of Tenant from the Surrender Premises through the institution of a summary proceeding or any other action or proceeding for such purpose. Tenant hereby consents to the entry of a final judgment in favor of Landlord in such summary proceeding, with the issuance of the warrant forthwith, and Tenant (i) waives any right to appeal therefrom, and (ii) agrees to reimburse Landlord for all actual, out-of-pocket expenses incurred by Landlord (including reasonable attorneys' fees and disbursements) in connection with any such proceeding or action.

     C. The provisions of this Article shall not affect any other right or remedy that may be available to Landlord by virtue of such holding-over by Tenant.

          5.   TENANT REPRESENTATIONS:
               -----------------------

     Tenant hereby covenants, represents and warrants to Landlord that:

     (i) Tenant has not committed, permitted or suffered any act or deed whereby the Surrender Premises (or any portion(s) thereof), or the Lease, have been, or may be, pledged, hypothecated, encumbered, assigned, conveyed or otherwise transferred;

     (ii) Tenant has not sublet, underlet or otherwise transferred, in any manner whatsoever, any present or future possessory, use or occupancy right in or to all or any portions of the Surrender Premises;

     (iii) as of the Surrender Date, the Surrender Premises shall be free of all tenants, subtenants and other occupants and all leases and subleases, and there shall be no persons or entities claiming, or who or which may claim, any rights of possession, occupancy or use of the Surrender Premises or any portions thereof; and

     (iv) Tenant shall not commit, permit or suffer any such acts or deeds referred to in subparagraphs (i) and (ii) above; and

     (v) the Pledge Agreement dated as of February 21, 2003, between Tower Group, Inc. and CIT Group/Equipment Financing, Inc., and Landlord's Consent dated as of February 21, 2003 thereto, are no longer in force or effect as of the date hereof.

     6.   DELIVERY OF POSSESSION OF NEW PREMISES:
          ---------------------------------------

     If Landlord is unable to give possession of the entire New Premises to Tenant on the New Premises Commencement Date with all of Landlord's Pre-Possession Base Work substantially completed because of the holding-over or retention of possession of any tenant, undertenant or occupants, or for any reason beyond Landlord's reasonable control, (i) Landlord shall not be subject to any liability for failure to give possession on said date, (ii) the validity of this Agreement and the Lease shall not be impaired under such circumstances,
(iii) the same shall not be construed in any way to extend the New Premises Term or the Term of the Lease, (iv) the New Premises Commencement Date shall be deemed extended until the date on which Landlord shall have tendered delivery of possession thereof to Tenant (provided Tenant is not responsible for the inability to obtain possession), and (v) Landlord shall promptly and diligently take such action as may be necessary, in Landlord's reasonable opinion, to terminate the possession of such space by any such tenant, undertenant or occupant. The provisions of this Paragraph are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

     7.   AS-IS POSSESSION; TENANT'S WORK; LANDLORD'S N/P CONTRIBUTION:
          -------------------------------------------------------------

     A. Tenant acknowledges that neither Landlord nor any agent, representative or employee of Landlord has made any representations or warranties whatsoever with respect to the New Premises. Tenant has made a thorough inspection of the New Premises and is thoroughly familiar with the condition of every part thereof. Subject to the provisions of Paragraph 7.H. below, Tenant agrees to accept the New Premises in its "as is" condition on the New Premises Commencement Date. The taking of occupancy of the whole or any part of the New Premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts possession of the same and the New Premises so occupied were in good and satisfactory condition at the time such occupancy was so taken.

     B. Tenant shall, at Tenant's sole cost and expense and as part of Tenant's "Alterations" (as defined in Section 1.01 of the Lease), perform all of the work (the "New Premises Work") in the entire New Premises necessary for Tenant's occupancy thereof, except for Landlord's Base Work and subject to the provisions of the Lease and this Agreement. The New Premises Work shall include, but not be limited to, the perimeter and core walls and columns enclosed with sheetrock and finished, and Tenant's Sprinkler Installation (as set forth in Paragraph 7.G. hereof). Tenant agrees with respect to its activities and work that it will conform to all of Landlord's labor regulations and shall not knowingly do or permit anything to be done that might create any work stoppage, picketing or other labor disruption or dispute. Tenant agrees that it will, prior to the commencement of any work in the New Premises, deliver to Landlord all certificates of insurance required to be supplied to Landlord by Tenant pursuant to the terms of the Lease and this Agreement.

     C. In consideration of Tenant performing all of the work necessary for its occupancy of the New Premises and for Tenant completing all of the New Premises Work in the entire New Premises in accordance with all of the terms, covenants and conditions of the Lease and this Agreement, Landlord agrees that if Tenant, within a period of twenty-four (24) months from the New Premises Commencement Date, shall have fully satisfied all of the following conditions (collectively, the "L/C Conditions"): (i) Tenant shall have submitted to Landlord a reasonably detailed itemization of the leasehold improvements installed by Tenant in the entire New Premises, (ii) Tenant shall have submitted to Landlord receipted paid bills therefore, (iii) Tenant shall have submitted to Landlord final lien waivers and a lien search conducted after the date of the completion of the New Premises Work demonstrating that there has not been filed with respect to the land and/or the Building and/or the New Premises or any part thereof or upon Tenant's leasehold interest therein any vendor's, mechanic's, laborer's, materialman's or other lien which has not been discharged of record, and (iv) the New Premises Work shall have been uniformly performed and completed in the entire New Premises, and (v) Tenant shall not then be in default (after notice and the expiration of any applicable cure period in this Lease) with respect to any of the material terms, covenants or conditions to be performed or observed by Tenant under the Lease or this Agreement, then Landlord shall reimburse or cause to be reimbursed to Tenant an amount (the "Landlord's N/P Contribution") equal to the lesser of (a) the actual cost of the New Premises Work improvements performed by Tenant in the entire New Premises and "Tenant's Reimbursable Costs" (as hereinafter defined), or (b) FOUR MILLION FIVE HUNDRED TWO THOUSAND SEVEN HUNDRED FIFTY-SEVEN AND 00/100 ($4,502,757.00) DOLLARS, it being understood and agreed that Landlord's N/P Contribution shall not exceed the sum of FOUR MILLION FIVE HUNDRED TWO THOUSAND SEVEN HUNDRED FIFTY-SEVEN AND 00/100 ($4,502,757.00) DOLLARS (said amount herein being referred to as the "Maximum Contribution Amount") and that all costs and expenses in excess of said sum shall be borne solely by Tenant.

     D.    Upon Tenant's  request,  Landlord's N/P  Contribution  as provided in
Paragraph 7.C. hereof shall be paid out from time to time but not more frequently than monthly (in contradistinction to upon completion and receipt by Landlord of paid bills for all of the New Premises Work) as the New Premises Work progresses, which request by Tenant shall be accompanied by the following (such request, together with all of the following documentation, shall herein be referred to as the "Progress Installment Requisition"):

        (1) a certificate signed by Tenant or Tenant's architect, dated not more than ten (10) days prior to such request, setting forth the following:

                        (i) that the sum then  requested was justly due and paid
                to persons who have rendered services or furnished materials for the work therein specified, and giving a brief description of such services and materials and the several amounts paid to each of said persons in respect thereof and receipted paid bills therefore, and certifying that the New Premises Work represented by the aforesaid invoices has been satisfactorily completed in accordance with the final plans;

                        (ii) that no part of such  expenditure is being made the
                basis, in any previous or then pending prior request, for the receipt of Landlord's N/P Contribution or has been made out of the proceeds of Landlord's N/P Contribution received by Tenant, and that the sum then requested does not exceed the value of the services and materials described in the certificate; and

                        (iii) that except for the amount, if any, stated pursuant to the foregoing subparagraph 7.D.a.(i) in such certificate to be due for services or materials, there is no outstanding indebtedness known to the persons signing such certificate, which is then due for labor, wages, materials, supplies or services in connection with such work which, if unpaid, might immediately become the basis of a vendor's, mechanic's, laborer's or material man's statutory or similar lien upon such work or upon the land and or the Building or the New Premises or any part thereof or upon Tenant's leasehold interest;

        (2) a current lien search demonstrating that there has not been filed with respect to the land and Building and/or the New Premises or any part thereof or upon Tenant's leasehold interest therein any lien which has not been discharged of record; and

        (3) waivers of lien for the work performed up to and including the date of such request from all contractors, subcontractors and materialmen involved in the performance of the New Premises Work and the materials furnished in connection therewith.

     Subject to the provisions of Paragraph 7.C. hereof, upon compliance with the foregoing provisions of this Paragraph 7.D. and provided Tenant shall not then be in default (after notice and the expiration of any applicable cure period in this Lease) with respect to any of the monetary terms to be performed or observed by Tenant under the Lease or this Agreement, Landlord shall pay or cause to be paid to Tenant or, at Tenant's written instruction, directly to the persons named (pursuant to the foregoing subparagraph 7.D.a.(i)) in such certificate, the respective amounts stated therein to be due to them provided, however, that Landlord's N/P Contribution shall not exceed the sum of FOUR MILLION FIVE HUNDRED TWO THOUSAND SEVEN HUNDRED FIFTY-SEVEN AND 00/100 ($4,502,757.00) DOLLARS and that all costs and expenses in excess of said sum shall be borne solely by Tenant. The amount of each installment of Landlord's N/P Contribution payable pursuant to any Progress Installment Requisition shall be an amount equal to the lesser of(x) the amount requested by Tenant in the Progress Payment Installment Requisition in question, or (y) the amount equal to the product obtained by multiplying the Maximum Contribution Amount by a fraction, the numerator of which is the actual costs paid by Tenant for the completed portions of New Premises Work referenced in the Progress Installment Requisition in question, and the denominator of which is equal to the total estimated cost of the New Premises Work, which estimate shall be made and certified by Tenant's architect in good faith based upon the final plans for the New Premises Work. Notwithstanding anything to the contrary contained herein, Landlords' payment of the final fifteen (15%) percent of the Landlord's N/P
Contribution shall be subject to Tenant's full satisfaction of the L/C Conditions. For purposes of this Article, the "Tenant's Reimbursable Costs" shall mean the aggregate of the reasonable, out-of-pocket third party expenses incurred by Tenant solely in connection with Tenant's performance of Tenant's New Premises Work in the New Premises for the following items: (i) architectural fees; (ii) engineering fees; and (iii) filing fees. In no event shall the aggregate amount of the Landlord's N/P Contribution utilized to pay for Tenant's Reimbursable Costs exceed fifteen (15%) percent of the total Landlord's N/P Contribution.

     E.    The  provisions  of Article 2 of the Lease shall not apply to the New
Premises.  The  provisions  of  Article  5 of the Lease  shall  apply to the New
Premises, except that, at Tenant's sole cost and expense, (i) Tenant shall obtain bids for the performance of the New Premises Work from at least two (2) of the approved general contractors set forth on Exhibit "E", one of which shall be Landlord's designated general contractor (which as of the date of this Agreement is Ambassador Construction Co.); (ii) the New Premises Work shall be performed only by contractors, subcontractors and mechanics designated on the list of currently approved contractors, subcontractors and mechanics which is annexed hereto as Exhibit "E", which are deemed approved only for the performance of the New Premises Work and not for any other future Alterations; (iii) Tenant shall utilize only Landlord's designated subcontractors for the performance of life safety systems (including without limitation Class E system work subcontractors), security subcontractors (if the New Premises Work shall affect any Building security system) and HVAC subcontractors; and (iv) Tenant shall utilize the "expediter" designated by Landlord in connection with the New Premises Work. Prior to the commencement of the New Premises Work, Tenant shall deliver to Landlord for Landlord's approval, a complete set of plans and specifications prepared by a licensed architect and licensed engineer for the construction and finishing of the New Premises Work for Tenant's initial occupancy of the New Premises (collectively, "Tenant's New Premises Plans"). Tenant's New Premises Plans shall (a) comply with all Legal Requirements, (b) be in sufficient detail so as to be accepted for filing by the New York City Building Department, and (c) show the proposed locations of all mechanical, electrical and plumbing equipment, partitions, ceilings, entrances, doors, lighting, fixtures, receptacles and switches, and other installations to be installed in the New Premises. Landlord agrees to respond to any written request for approval of a complete set of Tenant's New Premises Plans within ten
(10) business days after Landlord's receipt thereof. Tenant shall incorporate into Tenant's New Premises Plans those changes, revisions and/or additions reasonably required by Landlord, and shall resubmit the revised Tenant's New Premises Plans to Landlord for Landlord's approval. Landlord agrees to respond to any written request for approval of revised Tenant's New Premises Plans within five (5) business days after Landlord's receipt thereof. The cost of preparing (and, if necessary, revising) Tenant's New Premises Plans shall be borne entirely by Tenant. Tenant shall reimburse Landlord, as additional rent, for any actual out-of-pocket fees and expenses incurred by Landlord in connection with Landlord's review of Tenant's New Premises Plans for the New Premises Work. Landlord's approval of any plans or specifications shall not be deemed to constitute and shall not relieve Tenant from Tenant's full responsibility for the feasibility, compliance with laws and technical competency thereof.

     F. Tenant may non-exclusively use the Building freight elevator on a first come, first served basis, which use shall be scheduled in advance with Landlord and be subject to availability and the use in common with the other tenants of the Building and Landlord, its employees, agents and contractors; and exclusively by appointment (subject to availability) of which the first fifty
(50) hours shall be without charge solely in connection with (i) the performance of the New Premises Work by Landlord's designated general contractor; and (ii) Tenant's initial move into the New Premises.

     G. Prior to Tenant's initial occupancy of the New Premises, Tenant shall, at Tenant's sole cost and expense and as part of Tenant's New Premises Work, furnish and install a sprinkler system in the entire New Premises (the "Tenant's Sprinkler Installation"), including without limitation the furnishing and installation of all equipment necessary to connect such sprinkler system in the New Premises to the main sprinkler loop existing on each floor of the New Premises as part of Landlord's Base Work. The following provisions of this Paragraph shall apply with respect to Tenant's Sprinkler Installation: (i) such sprinkler system must comply with all applicable laws, orders, rules and regulations;

(ii) the supplying and installing of any such sprinkler system shall be made in accordance with the provisions of the Lease and this Agreement, and the type, brand, location and manner of installation of such sprinkler system shall be subject to Landlord's prior reasonable approval; (iii) Tenant shall make all repairs and replacements, as and when necessary, to such sprinkler system (including, without limitation, the main sprinkler loop from the flow control assembly on each floor) and any replacements thereof; and (iv) notwithstanding anything contained in the Lease or this Agreement to the contrary, such sprinkler system, or any replacement thereof and any installments in connection therewith, whether made by Tenant or Landlord, shall upon expiration or sooner termination of the Term be deemed the property of Landlord.

     H. For purposes hereof, the term "Landlord's Base Work" shall mean, collectively, the "Landlord's Pre-Possession Base Work" and the "Landlord's Post Possession Base Work" as set forth on the schedule annexed hereto as Exhibit "D". Landlord shall have no obligation to make any alterations, improvements or decorations to the New Premises in order to prepare the New Premises for Tenant's occupancy; except that Landlord shall, at Landlord's expense, cause its designated contractor to perform Landlord's Base Work in the New Premises. Landlord's Base Work shall be of quality, type, materials, manufacture, design, capacity and finish as reasonably determined by Landlord as at least Building standard. Landlord's Base Work shall constitute a single, non-recurring obligation on the part of Landlord and there shall be no credit for unused items.

     I. Tenant acknowledges and agrees that Landlord's Post Possession Base Work may not be performed prior to the New Premises Commencement Date. Landlord's performance of Landlord's Post Possession Base Work shall be conditioned upon (i) Tenant allowing Landlord and its contractors to enter the New Premises to commence and perform Landlord's Post Possession Base Work, and
(ii) Tenant cooperating with Landlord and its contractors until Landlord's Post Possession Base Work is completed. The entry into the New Premises by Landlord, its agents, servants and employees and contractors in connection with Landlord's Post Possession Base Work shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease as amended by this Agreement, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. Landlord and Tenant shall coordinate with each other in good faith with respect to the performance of Landlord's Post Possession Base Work and Tenant's New Premises Work, in an effort to have such work proceed simultaneously in the New Premises. Landlord shall use commercially reasonable efforts to perform Landlord's Post Possession Base Work in such a manner so as to not interfere with Tenant's occupancy of the New Premises.

     J. Landlord agrees that it will use good faith reasonable efforts to obtain contracts for the performance of the Landlord's Base Work required to be performed by it and to arrange to have all such work commenced without delay and prosecuted without unnecessary interruption until completed. Except as otherwise specifically set forth herein, Landlord has made and makes no representation of the dates on which it will complete the Landlord's Base Work, and Landlord shall be under no penalty or liability to Tenant whatsoever by reason of any delay in such performance and the Lease and this Agreement shall not be affected thereby. If, for any reason whatsoever, Landlord's Pre-Possession Base Work is not substantially completed by the New Premises Commencement Date, then Landlord shall be given whatever additional time may be necessary to complete same and the New Premises Commencement Date shall be deemed to occur on the date which shall be one (1) business day after notice is given to Tenant of the substantial completion of Landlord's Pre-Possession Work, subject to Tenant's Completion Termination Option set forth in Paragraph 7.K. below.

If Tenant shall dispute whether Landlord's Pre-Possession Base Work has been substantially completed, then pending the resolution of such dispute, the New Premises Commencement Date shall nevertheless be deemed to have occurred one (1) business day after Landlord's notice of substantial completion of Landlord's Pre-Possession Base Work.

     K. 1. For the purposes of this Agreement, (a) the term "Tenant Delays" shall mean any delays occasioned by the acts or omissions of Tenant or its employees, agents, contractors, subcontractors or licensees; and (b) the term "Pre-Possession Completion Date" shall mean February 28, 2006.

     2. Notwithstanding anything to the contrary contained herein, Landlord agrees to substantially complete Landlord's Pre-Possession Base Work on or before the Pre-Possession Completion Date, which date shall be deemed postponed one (1) day for each day of any delay caused by reason of (a) any Tenant Delays, and (b) any delays due to force majeure (the Completion Date as same may be postponed as hereinabove provided in subsections 2(a) and 2(b) is herein referred to as the "Outside Pre-Possession Completion Date"). Solely in the event Landlord shall fail to substantially complete the Landlord's Pre-Possession Base Work and tender delivery of the New Premises to Tenant on or before the Outside Pre-Possession Completion Date, then Tenant shall have the one time option (the "Completion Termination Option") to terminate this Agreement (but not the Lease) by giving Landlord written notice (the "Completion Termination Notice") thereof within thirty (30) days after the Outside Pre-Possession Completion Date. Time is of the essence with respect to Tenant's giving of the Completion Termination Notice. If Tenant shall give the Completion Termination Notice to Landlord within the time and in the manner hereinabove set forth and Landlord's Pre-Possession Base Work is not substantially completed on or before the thirtieth (30th) day after the sending of the Completion Termination Notice, then this Agreement shall terminate ab initio as of the thirty-first (31st) day after the date of the sending of the Completion Termination Notice and the Lease shall thereafter remain and continue in full force and effect and unmodified by this Agreement. It shall be a condition to Tenant's right to exercise the Completion Termination Option that Tenant shall not be in default under the Lease or this Agreement. Tenant's right to exercise the Completion Termination Option shall be Tenant's sole remedy in the event of Landlord's failure to substantially complete Landlord's Pre-Possession Base Work and deliver the New Premises on or before the Outside Pre-Possession Completion Date. If Tenant shall fail to send the Completion Termination Notice to Landlord within the time and in the manner hereinabove provided, then the Completion Termination Option shall be of no force and effect and Tenant shall have no further right to terminate this Agreement.

8.   MINIMUM RENT; FREE N\P MINIMUM RENT PERIOD; SECURITY DEPOSIT:
     -------------------------------------------------------------

     A. Effective throughout the period commencing on the New Premises Commencement Date and continuing through the Expiration Date (as extended by this Agreement), the annual Minimum Rent payable pursuant to the Lease shall be increased by the following annual amounts (which amounts shall herein be referred to as the "New Premises Minimum Rent") with respect to the New
Premises:

              (i) TWO MILLION SEVEN HUNDRED EIGHTEEN THOUSAND EIGHTY-THREE AND 00/100 ($2,718,083.00) DOLLARS per annum ($226,506.92 per month) for the period (the "First Rental Period") commencing on the New Premises Commencement Date and ending on the day immediately preceding the five
        (5) year anniversary of the New Premises Commencement Date, both dates inclusive;


              (ii) TWO MILLION NINE HUNDRED FIVE THOUSAND FIVE HUNDRED THIRTY-SEVEN AND 00/100 ($2,905,537.00) DOLLARS per annum ($242,128.08 per month) for the period (the "Second Rental Period") commencing on the five (5) year anniversary of the New Premises Commencement Date and ending on the day immediately preceding the ten (10) year anniversary of the New Premises Commencement Date, both dates inclusive;

              (iii) the annual Minimum Rent payable for the period (the "Third Rental Period") commencing on the ten (10) year anniversary of the New Premises Commencement Date and ending on the Expiration Date, both dates inclusive, shall be an annual amount equal to the greater of (a) one hundred (100%) percent of the annual "Fair Market Rent" (as determined pursuant to the provisions of Paragraph 10.C. of this Agreement) of the New Premises to be calculated as of the first day of the Third Rental Period on the basis of a new letting in the then rental market of the New Premises for a term of five (5) years, or (b) the annual Minimum Rent payable on the last day of the Second Rental Period;

all of which shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the term of the Lease. If the New Premises Commencement Date occurs on a day other than the first day of a calendar month, the New Premises Minimum Rent for such partial calendar month shall be prorated on the basis of the number of days of the New Premises Term within such calendar month, and the balance of the first month's New Premises Minimum Rent theretofore paid shall be credited against the next monthly installment of the New Premises Minimum Rent. The annual Minimum Rent payable pursuant to the Lease shall be subject to further adjustment on the Surrender Date in accordance with the provisions of Paragraphs 3 and 4 of this Agreement.

     B. Section 3.01 of the Lease and any other such free rent periods with respect to the rent initially payable by Tenant for the Surrender Premises as set forth in the Lease shall not apply to the New Premises Minimum Rent payable by Tenant for the New Premises.

     C. For the purposes of this Agreement, the "Free N/P Minimum Rent Period" shall mean the nine (9) month period commencing on the New Premises Commencement Date and ending on the date immediately preceding the nine (9) month anniversary of the New Premises Commencement Date.

     D. Effective as of the New Premises Commencement Date and provided Tenant is not then in monetary default under the terms, covenants and conditions of the Lease and/or this Agreement, Tenant is herewith granted a rent concession during the Free N/P Minimum Rent Period solely with respect to the New Premises in connection with the New Premises Minimum Rent payable as set forth in Paragraph 8.A. of this Agreement for the New Premises; provided, however, Tenant shall nevertheless be obligated to pay to Landlord all other additional rents and charges payable under the terms of the Lease and this Agreement (including, without limitation, electricity) during the Free N/P Minimum Rent Period. Except for the rent concession as herein provided during the Free N/P Minimum Rent Period, Tenant shall use and occupy the New Premises during the Free N/P Minimum Rent Period pursuant to all of the other terms, covenants and conditions of the Lease and this Agreement.

     E. Effective as of the date of this Agreement, the "Security Deposit Amount" set forth in Section 1.01 of the Lease shall be increased to the amount of FOUR HUNDRED EIGHTY-FOUR THOUSAND TWO HUNDRED FIFTY-SIX AND 17/100 ($484,256.17) DOLLARS (the "New Premises Security Amount"). Upon Tenant's execution of this Agreement, Tenant shall deposit with Landlord as additional security the differential balance required to increase the security currently on deposit with Landlord to the New Premises Security Amount. Tenant may deliver the New Premises Security Amount to Landlord in the form of a "Letter of Credit" in accordance with the provisions of Section 33.03 of the Original Lease.

     9.   ADDITIONAL RENT:
          ----------------

     Effective as of the New Premises Commencement Date and solely with respect to the New Premises, Section 1.01 of the Lease shall be deemed amended as follows (it being agreed that Section 1.01 of the Lease shall remain unmodified with respect to the Surrender Premises):

          (i) the "Base Operating Amount" shall mean the amount of the Operating Expenses for the 2006 calendar year;

          (ii) the "Base Tax Amount" shall mean the amount of Taxes with respect to the Tax Year commencing on July 1, 2005 and ending on June 30, 2006;

          (iii) the term "Square Feet of Rentable Area" in the New Premises shall be deemed to be the equivalent of Ninety-Three Thousand Seven Hundred Twenty-Seven (93,727) rentable square feet, as agreed to by the parties. This definition shall not be construed as any kind of representation by Landlord as to the size of the New Premises or the Building;

          (iv) the term "Tenant's Operating Share" shall mean 5.24%;

          (v) the term "Tenant's Tax Share" shall mean 5.24%;

          (vi) Section 20.02 of the Lease shall be amended by adding the following sentence: "Where more than one (1) meter measures the amount of usage to the New Premises, usage through each meter shall be billed in the aggregate with coincidental demand in accordance with the provisions of this Article 20.";

          (vii) on the first line of Section 20.03.B(i) of the Lease, the amount of "60,733.75" shall be replaced with the amount "$257,749.25"; and

          (viii) on the fifth (5th) line of Section 20.03.B(i) of the Lease, the
          amount  of   "$22,085.00"   shall  be  replaced  with  the  amount  of
          "$93,727.00".

     10.  RENEWAL OPTION:
          ---------------

     A. Provided that, both at the time of Tenant's delivery of the "Renewal Notice" (as hereinafter defined) and on the Expiration Date, the following conditions shall be fully satisfied (any or all of which conditions may be waived by Landlord in its sole discretion): (i) the Lease shall be in full force and effect and Tenant is not then in material default (including monetary default) under the Lease beyond the giving of any applicable notice and the expiration of any applicable cure period, and (ii) Tenant and Related
Corporations shall be in occupancy of at least fifty-one (51%) percent of the Demised Premises for the conduct of its business, then Tenant shall have the option (the "Renewal Option") to extend the Term of the Lease for one (1) additional period of five (5) years (the "Renewal Term"), which Renewal Term shall commence on the date immediately succeeding the Expiration Date and end on the fifth (5th) anniversary of the Expiration Date. Tenant shall exercise the Renewal Option by giving Landlord written notice thereof (the "Renewal Notice") at least fifteen (15) months prior to the Expiration Date. Time is of the essence with respect to the giving of the Renewal Notice. The Renewal Option may be exercised with respect to either of the following: (a) the entire Demised Premises, or (b) a portion of the Demised Premises which constitutes the entire rentable area of one (1) or more vertically contiguous full floors, or non-contiguous floors if the Demised Premises then consists of non-contiguous floors (or the entire Demised Premises located on such floor if Tenant does not lease the entire floor) beginning with the highest or the lowest floor of the Demised Premises and expressly designated by Tenant in the Renewal Notice (provided that if the Renewal Notice does not designate a portion of the Demised Premises it shall be deemed to be a Renewal Notice with respect to the entire Demised Premises).

The entire Demised Premises or the one (1) or more vertically contiguous floors or non-contiguous floors, as the case may be, thereof being renewed by Tenant as set forth in the Renewal Notice shall herein be referred to as the "Renewal Premises" and the portion of the Demised Premises which is not the subject of the Renewal Notice, if any, is herein referred to as the "Surrender Premises". Upon the giving of the Renewal Notice, Tenant shall have no further right or option to extend or renew the Term of the Lease.

     B. If Tenant exercises the Renewal Option, the Renewal Term shall be upon the same terms, covenants and conditions as those contained in the Lease as amended by this Agreement, except that (i) any terms, covenants or conditions provided in the Lease or this Agreement which are expressly or by their nature inapplicable to the Renewal Term (including, without limitation, Landlord's Base Work and Exhibit "D" hereof) shall not apply during the Renewal Term, (ii) the Minimum Rent shall be deemed to mean the Minimum Rent as determined pursuant to Paragraph C hereof, (iii) Tenant shall not be entitled to any rent concession or free rent period, (iv) Tenant shall not be entitled to any Landlord's Contribution nor any other construction allowance, (v) Landlord shall not be obligated to perform any work in the Renewal Premises to prepare same for Tenant's occupancy, (vi) if the Renewal Premises shall be less than the entire Demised Premises, then the Lease shall be amended as set forth in Paragraph D of this Article. It is expressly understood that during the Renewal Term, Tenant shall have no further right to renew the Lease.

     C. The Minimum Rent payable during the Renewal Term shall be determined as follows:

                    (i) The Minimum Rent for the Renewal Premises for the Renewal Term shall be an amount equal to one hundred (100%) percent of the annual fair market rental value of the Renewal Premises (the "Fair Market Rent") on the first (1st) day of the Renewal Term (the "Rental Value" for the Renewal Term).

                    (ii) The Fair Market Rent shall be determined as if the Renewal Premises were available in the then rental market for comparable quality office buildings in downtown Manhattan and assuming Landlord has had a reasonable time to locate a tenant who rents with the knowledge of the uses to which the Renewal Premises can be adapted in its as-is condition at the time, and that Landlord has had to provide no work and no free rent, and that neither Landlord nor the prospective tenant is under any compulsion to rent. During the Renewal Term, additional rent shall continue to be paid pursuant to Article 19 of the Lease as modified by this Agreement.

                    (iii) For purposes of determining the Fair Market Rent, the following procedure shall apply:

                              (a) the Fair  Market Rent shall be  determined  by
                    Landlord on the basis of the highest and best use of the Renewal Premises assuming that the Renewal Premises are free and clear of all leases and tenancies (including the Lease), and that the Renewal Premises are occupied by one (1) tenant, and taking into account the Tenant's Operating Share and the Tenant's Tax Share.

                              (b) Landlord shall give Tenant written notice (the
                    "Rent Notice") within one hundred twenty (120) days prior to the Expiration Date, which Rent Notice shall set forth Landlord's determination of the Fair Market Rent ("Landlord's Determination").

                              (c) Tenant  shall  give  Landlord  written  notice
                    ("Tenant's Notice"), within thirty (30) days after Tenant's receipt of the Rent Notice, of whether Tenant accepts or disputes Landlord's Determination. If Tenant in Tenant's Notice accepts Landlord's Determination or if Tenant fails or refuses to give Tenant's Notice as aforesaid, Tenant shall be deemed to have accepted Landlord's Determination for the Renewal Term in accordance with the terms of this Paragraph. If Tenant in Tenant's Notice disputes Landlord's Determination, Tenant shall deliver to Landlord, within thirty (30) days after Tenant's delivery of the Tenant's Notice, Tenant's determination of the Fair Market Rent ("Tenant's Determination"), as determined by an independent real estate appraiser or broker actively engaged in the leasing business for at least ten (10) years ("Tenant's Appraiser"), together with a copy of the appraisal prepared by Tenant's Appraiser.

                              (d) Landlord shall give Tenant written notice ("Landlord's Notice"), within thirty (30) days after Landlord's receipt of Tenant's Determination, of whether Landlord accepts or disputes Tenant's Determination. If Landlord in Landlord's Notice accepts Tenant's Determination or if Landlord fails or refuses to give Landlord's Notice as aforesaid, Landlord shall be deemed to have accepted Tenant's Determination. If Landlord in Landlord's Notice disputes Tenant's Determination, Landlord shall appoint an independent real estate appraiser or broker actively engaged in the leasing business for at least ten (10) years ("Landlord's Appraiser"). If within thirty (30) days after Tenant's receipt of Landlord's Notice in dispute, Landlord's Appraiser and Tenant's Appraiser shall mutually agree upon the determination (the "Mutual Determination") of the Fair Market Rent, their determination shall be final and binding upon the parties. If Landlord's Appraiser and Tenant's Appraiser shall be unable to reach a Mutual Determination within said thirty (30) day period, both of the Appraisers shall jointly select a third independent real estate appraiser (the "Third Appraiser") whose fee shall be borne by the party whose appraisal is not chosen.

                    In  the  event  that   Landlord's   Appraiser  and  Tenant's
                    Appraiser shall be unable to jointly agree on the designation of the Third Appraiser within five (5) days after they are requested to do so by either party, then the parties agree to allow the American Arbitration Association, or any successor organization, to designate the Third Appraiser in accordance with the rules, regulations and/or procedures then obtaining of the American Arbitration Association or any successor organization.

                              (e) The Third Appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty (30) days after the date of designation of the Third Appraiser, choose either Landlord's or Tenant's Determination, and such choice by the Third Appraiser shall be conclusive and binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Paragraph, including the expenses and fees of any Appraiser selected by it in accordance with provisions of this Paragraph C. The unsuccessful party shall bear the costs and expenses of the Third Appraiser. Any Appraiser appointed pursuant to this Paragraph shall be an independent real estate appraiser or broker with at least ten (10) years' experience in leasing and valuation of properties which are similar in character to the Building, and a member of the American Institute of Appraisers of the National Association of Real Estate Boards, a member of the Society of Real Estate Appraisers, or a member of The Real Estate Board of New York. The Appraisers shall not have the power to add to, modify or change any of the provisions of the Lease.

                              (f) It is expressly understood that any determination of the Fair Market Rent pursuant to this Paragraph shall be based on the criteria stated in Paragraph C hereof.

                               1) After a determination has been made of the Rental Value for the Renewal Term, the parties shall execute and deliver to each other an instrument setting forth the Rental Value as hereinabove determined.

                               2) If the final determination of the Rental Value shall not be made on or before the first (1st) day of the Renewal Term in accordance with the provisions of this Paragraph, pending such final determination Tenant shall continue to pay, as the Minimum Rent for such Renewal Term, an amount equal to Landlord's Determination (subject to escalation pursuant to Article 19 of the Lease as modified by this Agreement). If, based upon the final determination hereunder of the Rental Value, the payments made by Tenant on account of the Minimum Rent for such portion of the Renewal Term were (i) less than the Rental Value payable for the Renewal Term, Tenant shall pay to Landlord the amount of such deficiency within five (5) days after demand therefore or (ii) greater than the Rental Value payable for the Renewal Term, Landlord promptly shall refund to Tenant the amount of such excess.

     D. In the event the Renewal Premises shall be less than the entire Demised Premises, then effective as of the first day of the Renewal Term, the Lease shall be modified such that the Surrender Premises shall be eliminated from the Demised Premises during the Renewal Term, including the reduction of the Square Feet of Rentable Area of the Demised Premises by subtracting the Square Feet of Rentable Area of the Surrender Premises, and the reduction of the Tenant's Operating Share and the Tenant's Tax Share in the proportion which the Square Feet of Rentable Area of the Surrender Premises bears to the total Square Feet of Rentable Area in the entire Demised Premises immediately prior to commencement of the Renewal Term, and the reduction of the amounts set forth in
Section 20.03.B (i) of the Lease accordingly. Tenant shall vacate the Surrender Premises and deliver possession thereof to Landlord on the Expiration Date of the initial term of the Lease in the condition and manner required therefore under the Lease as if said date were the Expiration Date of the Lease. Landlord shall be entitled to its rights under the Lease for the holding over of the Surrender Premises by Tenant. Tenant, at its sole cost and expense and prior to the commencement of the Renewal Term, shall perform all work necessary to separate the Renewal Premises from the Surrender Premises, and shall make each a self-contained rental unit, in accordance with all of the provisions of the Lease and this Agreement and to Landlord's reasonable satisfaction. Such work shall include, without limitation, the removal of internal staircases and the slabbing of openings in ceilings and walls, the reconfiguration of meters, submeters, ductwork and other equipment in connection with Building systems serving the Renewal Premises and the Surrender Premises.

     E. Article 34 of the Lease (which is captioned "Renewal Option") is hereby deleted in its entirety.

     11.  TENANT'S RIGHT OF FIRST OFFER:
          ------------------------------

     A. For purposes of this Agreement, the term "Offer Space" shall mean the rentable area of the entire twenty-ninth (29th) floor, the balance of the thirtieth (30th) floor (other than the Demised Premises), and the entire thirty-second (32nd) floor of the Building, provided such space is then contiguous to the Demised Premises.

     B. Provided that the following conditions shall be fully satisfied (any or all of which conditions may be waived by Landlord in its sole discretion):
(i) at the time of the delivery of an "Acceptance Notice" and on the corresponding "Offer Space Commencement Date" (as such quoted terms are hereinafter defined), the Lease shall be in full force and effect and Tenant is not then in material default (including monetary default) under the Lease beyond the giving of any applicable notice and the expiration of any applicable cure period, (ii) as of the Offer Space Commencement Date, Tenant and Related Corporations shall be in occupancy of at least fifty-one (51%) percent of the Demised Premises for the conduct of its business, (iii) at the time of the "Offer Space Notice" (as hereinafter defined), the Offer Space in question shall be available for leasing, and (iv) Tenant's rights under this Article shall be subject and subordinate to any and all rights and options granted prior to the date hereof to any other tenant(s) of the Building with respect to all or any portion of the Offer Space; Landlord agrees that if during the period (the "Offer Space Exercise Period") ending on the thirteen (13) year anniversary of the New Premises Commencement Date (which date shall be extended to the eighteen
(18) year anniversary of the New Premises Commencement Date if Tenant shall elect to exercise the Renewal Option for the entire Demised Premises) all or any portion of the Offer Space shall or will become available for leasing, then Landlord shall give Tenant notice thereof (the "Offer Space Notice"). The Offer Space Notice shall (a) designate the portion of the Offer Space which Landlord is willing to lease together with a floor plan thereof, (b) set forth the commencement date anticipated by Landlord of the proposed letting, and (c) set forth any other material terms and conditions. If within ten (10) business days after receipt of the Offer Space Notice (the last day of such ten (10) business day period is hereinafter referred to as the "Exercise Notice Date"), Tenant shall notify Landlord (the "Acceptance Notice") that Tenant exercises its one-time option (the "Offer Space Option") to accept the Offer Space Notice, then the Offer Space shall be added to the Demised Premises in accordance with the provisions of this Article and Tenant shall execute and deliver to Landlord within fifteen (15) days after Tenant's receipt thereof, an amendment to the Lease (the "Offer Space Agreement") containing the terms set forth in the Offer Space Notice and otherwise having the terms of the Lease, as amended by this Agreement, except that the annual Minimum Rent for the Offer Space (the "Offer Space Minimum Rent") shall be equal to ninety-five (95%) percent of the Fair Market Rent determined by Landlord pursuant to the provisions of Article 10 of this Agreement; provided, however, that such determination shall take into consideration the fact that Tenant shall take the Offer Space in its then as-is condition on the Offer Space Commencement Date, and that Landlord shall provide no construction allowance and Landlord shall perform no work, and that Landlord shall provide no rent abatements or concessions or free rent. After delivery of the Acceptance Notice, neither Landlord's failure to prepare or deliver the Offer Space Agreement nor Tenant's or Landlord's failure to execute or deliver same shall vitiate the terms of this Article, and the Offer Space shall nevertheless be added to the Demised Premises as provided herein. Except as otherwise provided herein, nothing contained herein shall require Landlord to reach any agreement with Tenant or to match any prior or subsequent offer by any other proposed tenant. If Tenant shall reject said Offer Space Notice or fail to respond to same within said ten (10) business day period, Landlord shall at any and all times thereafter be entitled to lease to any party any or all of the portion of the Offer Space which is the subject of the Offer Space Notice at such rental and upon such terms and conditions as Landlord in its sole discretion may desire, whether such rental is the same as that offered to Tenant or more or less favorable.

     C. If Tenant shall deliver the Acceptance Notice to Landlord within the aforesaid ten (10) business day period, the Offer Space shall be added to the Demised Premises in accordance with the terms, covenants and conditions of this Article for the period (the "Offer Space Term") commencing on the date set forth for such addition in the Offer Space Notice but not sooner than thirty (30) days (the "Offer Space Commencement Date") and expiring on the Expiration Date of the Lease. The Offer Space Agreement shall provide that effective as of the Offer Space Commencement Date, the Offer Space shall be deemed included in the Demised Premises upon all of the same terms, covenants and conditions contained in the Lease as amended by this Agreement, except that:

        1. The annual Minimum Rent payable by Tenant shall be, subject to adjustment as otherwise in this Agreement and the Lease provided, increased by the amount of the Minimum Rent set forth in the Offer Space Notice. The "Security Deposit Amount" set forth in Section 1.01 of the Lease shall be increased by an amount equal to two (2) months of the Minimum Rent payable with respect to the Offer Space during the Second Rental Period.

        2. The Offer Space Agreement shall contain the following language:

"If Landlord is unable to tender delivery of possession of the Offer Space to Tenant on the Offer Space Commencement Date because of the holding-over or retention of possession of any tenant, undertenant or occupants, or for any other reason beyond Landlord's reasonable control, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of the Lease, but the Offer Space Commencement Date shall be deemed extended until the date on which Landlord shall have delivered possession thereof to Tenant (provided Tenant is not responsible for the inability to obtain possession). The provisions of this Paragraph are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law. Notwithstanding anything to the contrary contained herein, if Landlord fails to tender delivery of the Offer Space to Tenant on or before the nine (9) month anniversary of the Offer Space Commencement Date, which outside date shall be deemed postponed one (1) day for each day of any delay caused by reason of (a) any Tenant Delays, and (b) any delays due to force majeure (such outside delivery date as same may be postponed as hereinabove provided in subsections
(a) and (b) is herein referred to as the "Outside O/S Delivery Date"), then Tenant shall have the one time right to rescind its Acceptance Notice by giving Landlord written notice (the "O/S Rescission Notice") thereof within thirty (30) days after the Outside O/S Delivery Date. Time is of the essence with respect to Tenant's giving of the O/S Rescission Notice."

        3. The Landlord's Base Work and Exhibit "D" of this Agreement shall not apply to the Offer Space and Tenant agrees to accept possession of the Offer Space in its then as-is condition on the Offer Space Commencement Date, and Landlord shall provide no construction allowance and Landlord shall perform no work. The Offer Space Agreement shall contain the following language:

        "Tenant acknowledges that it has made a full and complete inspection of the Offer Space, is fully familiar with the condition thereof, and agrees to accept same on the Offer Space Commencement Date in its then "as-is" condition. Tenant acknowledges that neither Landlord, nor any of Landlord's agents or employees, has made any representations or promises in regard to the Offer Space. The taking of possession of the Offer Space by Tenant for the term herein demised shall be conclusive evidence as against Tenant that same were in good and satisfactory condition at the time such possession was taken. Tenant shall perform all necessary or desirable work in connection with preparing the Offer Space for its initial occupancy at its sole cost and expense, in accordance with, and subject to, the provisions of the Lease. Landlord shall have no obligation to make any alterations, improvements or decorations to the Offer Space in order to prepare the Offer Space for Tenant's occupancy; except that Landlord shall deliver to Tenant on or before the Offer Space Commencement Date a Form ACP-5 covering the Offer Space.";

        4. "Tenant's Operating Share", "Tenant's Tax Share" and the "Square Feet of Rentable Area" (as such terms are defined in Section 1.01 of the Lease) shall, solely with respect to the Offer Space, be increased based upon the rentable square foot area of the Offer Space as set forth in the Offer Space Notice (the "OS Area").

        5. The Base Operating Year and the Base Tax Amount set forth in this Agreement shall apply to the Offer Space, which fact shall be taken into account in the determination of the Offer Space Minimum Rent.

        6. Solely with respect to the Offer Space, the dollar amounts set forth in Section 20.03.B.(i) of the Lease shall be amended as follows: (a) by replacing the amount of "$60,733.75" with the product of multiplying the OS Area by $2.75; and (b) by replacing the amount of $22,085.00" with the product of multiplying the OS Area by $1.00.

        7. There shall be no rent abatements or rent concessions or free rent with respect to the Offer Space, except as expressly set forth in the Offer Space Notice, which fact shall be taken into account in the determination of the Offer Space Minimum Rent.

     D. For purposes of this Article, the term "available for leasing" shall mean that the relevant space is or will become vacant and unencumbered by (1) a lease or leases or other occupancy agreement(s) between Landlord and a tenant or occupant other than Tenant, or (2) an assignment(s) of any lease(s) by the tenant(s) thereunder, or (3) any and all sublettings of all or any portion of such space by such tenants, or (4) any assignment(s) of such sublettings, or (5) any renewals or renewals of such leases or subleases. No space shall be deemed "available for leasing" if the then tenant or occupant of such space or any assignee, subtenant or other lawful occupant holding through or under such tenant or occupant, shall enter into (x) any agreement with Landlord extending or renewing the letting agreement or other occupancy agreement affecting such space, or (y) any new lease with Landlord affecting such space.

     12.  SHAFT SPACE; ROOF SPACE:
          ------------------------

     A. Paragraph SIXTH of the Second Amendment is hereby deleted in its entirety.

     B. Upon receipt by Landlord of Tenant's detailed written request for shaft space and roof space in the Building, Landlord shall use reasonable efforts to provide Tenant with a portion of the shaft space designated by Landlord (subject to then availability and other reasonable restrictions on usage) from the telecom point of entry room in the Building to the New Premises and from the New Premises to the roof of the Building and a portion of the roof space designated by Landlord (subject to then availability and other reasonable restrictions on usage), in each case subject to the terms, covenants and conditions of the Lease and this Agreement and further provided (i) Tenant shall pay as additional rent under the Lease, Landlord's then Building standard charges (the "shaft rent") for the use of such riser or shaft space and Landlord's then Building standard charges (the "roof rent") for the use of such roof space, both of which rates shall be subject to increases from time to time and may vary based upon the type and nature of the use, (ii) any installation and related work in such shaft space shall be made at Tenant's sole cost and expense, using Landlord's designated contractor whose rates shall be reasonably competitive with industry standard rates charged in Manhattan by similar union contractors, (iii) such installation and related work shall be performed in compliance with all applicable laws and ordinances and the requirements of the public utility providing electric service to the Building, and (iv) if required by Landlord in a written notice to Tenant delivered at least thirty (30) days prior to the Expiration Date, all wiring, equipment and facilities installed in such shaft space shall be removed by Tenant, at Tenant's expense, upon the expiration or earlier termination of the Lease, and Tenant shall, at its expense, repair any and all damage caused by such removal. Notwithstanding the foregoing, there shall be no shaft rent payable with respect to Tenant's non-exclusive use of shaft space (not to exceed Tenant's proportionate share thereof) from the existing point of origination to the New Premises and to any Offer Space leased by Tenant for the continuation of Tenant's current use. Notwithstanding that Tenant's use of the shaft space and the roof space shall be subject at all times to and shall be in accordance with the terms, covenants and conditions of the Lease and this Agreement, such shaft space and such roof space shall not be deemed part of the Demised Premises. Upon Tenant's request, Landlord shall use reasonable efforts to permit Tenant's designated telecommunications service provider access to the Building in connection with Tenant's operations; provided such telecommunications service provider designated by Tenant shall be reputable and have experience providing its services in first class office buildings in Manhattan, and provided further that the employees thereof shall not cause any labor disharmony in the Building.

     13.  BROKER:
          -------

     Tenant represents and warrants to Landlord that it neither consulted nor negotiated with any broker or finder in connection with this Agreement other than CB Richard Ellis, Inc. and Silverstein Properties, Inc., as agent for Landlord. Tenant agrees to indemnify and hold Landlord harmless from and against any damages, costs and expenses suffered by reason of any breach of the foregoing representation by Tenant. For purposes of this Agreement, the term "Designated Broker" shall be deemed to mean CB Richard Ellis, Inc. and Silverstein Properties, Inc. Landlord agrees to pay the Designated Broker any commission due pursuant to a separate agreement.

     14.  PROHIBITED TRANSACTIONS:
          ------------------------

     Tenant acknowledges that an investor in Landlord Is the California State Teachers' Retirement System (the "Investor"), a unit of the California State and Consumer Services Agency established pursuant to Title I, Division 1, Parts 13 and 14 of the California Education Code, Sections 22000, et seq., as amended (the "Education Code"). As a result, Tenant acknowledges that Landlord is prohibited from engaging in certain transactions with or for the benefit of an "employer" or "employing agency" (generally meaning the State of California or a California public school or school district), "member", "beneficiary" or "participant" (as those terms are defined or used in the Education Code). In addition, Tenant acknowledges that the Investor may be subject to certain restrictions and requirements under the Internal Revenue Code 26 U.S.C. Section 1 et. seq. (the "Code"). Accordingly, Tenant represents and warrants to Landlord that to the best of Tenant's knowledge without having made inquiry (a) Tenant is neither an employer, employing agency, member, beneficiary or participant; (b) Tenant has not made any contribution or contributions to Investor; (c) neither an employer, employing agency, member, beneficiary nor participant, nor any person who has made any contribution to Investor, nor any combination thereof, is related to Tenant by any relationship described in Section 267(b) of the Code; (d) neither Investor, Investor's investment advisor CB Richard Ellis Investors, their affiliates, related entities, agents, officers, directors or employees, nor any Investor board member, employee or internal investment contractor (collectively, "Investor Affiliates") has received or will receive, directly or indirectly, any payment consideration or other benefit from, nor does any Investor Affiliate have any agreement or arrangement with, Tenant or any person or entity affiliated with Tenant, relating to the transactions contemplated by this lease except as expressly set forth in this lease; and (e) only if Tenant is a mutual insurance company (except for owners of any insurance product issued or sold by Tenant to the general public) and only if Tenant is a publicly traded entity (except for publicly traded shares of stock or other publicly traded ownership interests), no Investor Affiliate has any direct or indirect ownership interest in Tenant or any person or entity affiliated with Tenant.

     15.  SUBLETTING:
          -----------

     Effective as of the New Premises Commencement Date and solely with respect to the New Premises, Section 10.06 of the Lease shall be amended as follows (it being agreed that Section 10.06 shall remain unmodified with respect to the Surrender Premises): (a) subsection 10.06.A(iv) shall be amended by deleting the reference to "two (2) subtenants" and substituting "four (4) subtenants" in lieu thereof; and (b) subsection 10.06.A(v) shall be amended by deleting the number "5,000 Square Feet of Rentable Area" and substituting the number "10,000 Square Feet of Rentable Area" in lieu thereof.

     16.  TENANT'S CANCELLATION OPTION:
          -----------------------------

     A. Tenant shall have the one-time option (the "Cancellation Option") to cancel the unexpired Term of the Lease effective on June 30, 2018 (the "Cancellation Effective Date") on the terms and conditions hereinafter set forth. If Tenant shall desire to exercise the Cancellation Option, Tenant shall give written notice (the "Cancellation Notice"), together with Tenant's payment of the "Cancellation Amount" (as hereinafter defined), to Landlord thereof on or before the date which shall be twelve (12) months prior to the Cancellation Effective Date. In consideration of Tenant's exercise of the Cancellation Option, Tenant shall pay to Landlord, concurrently with Tenant's sending of the Cancellation Notice to Landlord, by Tenant's certified check (subject to collection, the non-payment of which shall constitute Tenant's default under the Lease) of the Cancellation Amount. Time is of the essence with respect to Tenant's giving of the Cancellation Notice and payment of the Cancellation Amount. In the event Tenant shall deliver the Cancellation Notice and the Cancellation Amount to Landlord in the time and manner required, the Term of the Lease shall cease and expire as of the Cancellation Effective Date as if such date were expressly set forth in the Lease as the Expiration Date, and Tenant shall vacate and surrender the entire Demised Premises to Landlord on the Cancellation Effective Date in the condition required in the Lease for the surrender of the Demised Premises to Landlord on the Expiration Date. The Minimum Rent, additional rent and other charges payable to Landlord shall be adjusted and paid by Tenant to Landlord on and as of the Cancellation Effective Date.

     B. It shall be a condition to Tenant's right to exercise the Cancellation Option that (i) Tenant shall deliver the Cancellation Notice and the Cancellation Amount to Landlord within the period set forth in Paragraph A,
(ii) the Lease shall be in full force and effect and Tenant shall not be in default under the Lease beyond the giving of any applicable notice and the expiration of any applicable cure period, both on the date that the Cancellation Notice is given and on the Cancellation Effective Date, (iii) Tenant shall have
(x) timely filed all information, statements, affidavits, notices and other documents required to be filed pursuant to any laws, orders, rules and regulations imposed by any governmental or quasi-governmental authorities having jurisdiction with respect to the Cancellation Option and/or the Cancellation Amount; and (y) timely paid, as required by the tax laws, but no later than the Cancellation Effective Date, such tax due, if any, and (iv) Tenant shall indemnify and hold Landlord harmless from and against any and all claims, judgments, costs, losses or expenses suffered or incurred by Landlord as a result of Tenant's non-payment of any tax due or otherwise comply with any tax laws, which indemnification shall survive the Cancellation Effective Date.

     C. If all of the foregoing conditions set forth in this Article shall be fulfilled, the Lease shall be deemed cancelled as of the Cancellation Effective Date and Tenant shall, subject to the provisions of Paragraph A hereof, and subject to any other actual or contingent liabilities of Tenant to Landlord with respect to the Lease. If any of the foregoing conditions shall not be fulfilled, the Cancellation Option shall cease and terminate and Tenant shall have no further right to cancel any unexpired portion of the Term of the Lease.

     D. For purposes of this Article, the "Cancellation Amount" shall mean the aggregate of the following:

         (i) the then unamortized portion, as of the Cancellation Effective Date, of any real estate brokerage commissions payable by Landlord in connection with the Lease and this Agreement, plus interest (at the Interest Rate as defined in Section 16.01 of the Lease) on all such amounts paid by Landlord from the date so paid through and including the Cancellation Effective Date;

     (ii) Landlord's then unamortized portion, as of the Cancellation Effective Date, of the aggregate Landlord's N/P Contribution payable to, or on behalf of, Tenant (which shall be based upon the amortization thereof on a straight line basis), plus interest at the Interest Rate on all such amounts paid by Landlord from the date so paid through and including the Cancellation Effective Date; and

     (iii) the then unamortized portion, as of the Cancellation Effective Date, of $2,038,562.25 (representing payment of the Minimum Rent for the Free N/P Minimum Rent Period), plus interest at the Interest Rate.

     17.  MISCELLANEOUS:
          --------------

          A. Except as otherwise expressly set forth in this Agreement, all of the terms, provisions, covenants and conditions of the Lease shall remain and continue unmodified and in full force and effect and are hereby ratified and confirmed in all respects.

          B. This Agreement shall not be changed, modified or cancelled orally. This Agreement shall be binding upon the parties hereto, their respective heirs, administrators, successors and, as permitted, assigns.

          C. This Agreement shall in all respects and in all events be governed by and construed in accordance with the laws of the State of New York (excluding, however, its conflict of laws provisions).

          D. This Agreement is being tendered to Tenant without obligation on Landlord's part and in no event shall it be deemed to be binding upon Landlord or give Tenant any rights unless and until Landlord shall have executed the same and delivered a copy to Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Third Amendment to Lease as of the day and year first above written.

                          120 BROADWAY HOLDINGS, LLC, Landlord
                          ------------------------------------
                          a Delaware limited liability company


                          By: /s/ Larry A. Silverstein
                             -----------------------------------------
                               Name: Larry A. Silverstein
                               Title:   President

                          TOWER INSURANCE COMPANY OF NEW YORK, Tenant
                          -------------------------------------------
                          a New York corporation


                          By: /s/ Michael H. Lee
                             -----------------------------------------
                               Name: Michael H. Lee
                               Title:   President
                               Tenant's Federal Employer I.D. Number: 13-3548249

STATE OF NEW YORK    )
                     :    ss.:
COUNTY OF NEW YORK   )


     On the 12th day of August in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared Michael H. Lee , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                    /s/Angella Barnes
                                               ---------------------------------
                                                         NOTARY PUBLIC

                                   EXHIBIT "A"
                                   -----------

                            THIRTIETH FLOOR PREMISES
                            ------------------------

NOTE: This is a schematic plan and is intended to only show the proposed general layout of the Thirtieth Floor Premises. All measures, distances and dimensions are approximate and not to scale. The depictions hereon do not constitute a warranty or representation of any kind.

                                   EXHIBIT "B"
                                   -----------

                  SCHEDULE OF FURNITURE, FIXTURES AND EQUIPMENT
                  ---------------------------------------------

I.  Fourteenth Floor Premises Inventory
    -----------------------------------

150    "V shaped" Work Stations with one chair each station -
        Haworth 1st Generation and two guest chairs each station
50      5-High Lateral Files - charcoal grey
36      3-High Lateral Files - charcoal grey
8       42" Round Meeting Tables
1       50 ft. Wall Unit
60      "U shaped" Desks (1desk, bridge, back end, bookcase) with one chair each
2       Conference Tables (88 chairs)
25      Work Tables - some with doors, some open

II.  Seventeenth Floor Premises Inventory
     ------------------------------------

20 "U shaped" Office Desks (1 desk, bridge, back end, bookcase) with one chair and two guest chairs each
12      "V  shaped"  Workstations  with one chair each
10      5-High Lateral File
20      Chairs
5       Office Bookcases

                                   EXHIBIT "C"
                                   -----------

                          FORM OF BILL OF SALE FOR FF&E
                          -----------------------------


THE TOWER INSURANCE COMPANY OF NEW YORK (the "Seller") does hereby sell, transfer and convey to 120 BROADWAY HOLDINGS, LLC (the "Purchaser"), for and in consideration of the sum of FIVE HUNDRED EIGHTY-ONE THOUSAND FIVE HUNDRED THIRTY AND 00/100 ($581,530.00) DOLLARS, all of the furniture, fixtures and equipment set forth on the schedule annexed hereto (the "FF&E"). Seller warrants and represents that it owns the FF&E, and has the authority to sell the FF&E to Purchaser, free and clear of any security interest, lien, encumbrance, interest, mortgage and claim of every kind and nature. Seller, its successors and assigns, hereby indemnifies and saves harmless the Purchaser, its successors and assigns, from and against any and all claims, demands, actions, fees and judgments asserted against Purchaser, its successors and assigns, arising out of or by reason of the breach of the warranties and representations made by Seller herein. Purchaser accepts the FF&E in its "as-is" condition on the date hereof.

Dated: August 17, 2005

                                    TOWER INSURANCE COMPANY OF NEW YORK, Tenant
                                    -------------------------------------------
                                    a New York corporation


                                    By: /s/ Michael H. Lee
                                            Name: Michael H. Lee
                                            Title: President

                                   EXHIBIT "D"
                                   -----------
                              LANDLORD'S BASE WORK
                              --------------------

I.    LANDLORD'S PRE-POSSESSION BASE WORK
      -----------------------------------

1. Perform Building standard demolition in the New Premises and deliver the New Premises broom clean ("Landlord's N/P Demolition Work").

2. Deliver six (6) watts per rentable square foot (demand load) to the New Premises, ready for distribution by Tenant (exclusive of Building standard air conditioning). Provide eight (8) panels on the 31st floor and six (6) panels on the 30th floor.

3. Provide plumbing to the core of the New Premises, ready for distribution at the wet columns by Tenant.

4. Deliver the existing main sprinkler loop on the 30th and 31st floors in "as-is" condition.

5.    Deliver a Form ACP-5 covering the New Premises.


II.   LANDLORD'S POST POSSESSION BASE WORK
      ------------------------------------

1. Deliver the core lavatories on the 30th and 31st floors in working order and in compliance with the current NYC Local Law 58 of 1987. Perform Building standard cosmetic upgrades to the core lavatories on the 30th and 31st floors.

2. Perform flash patching to the floor of the New Premises and deliver the floor of the New Premises ready to receive carpet; and perform firestopping in the New Premises. Landlord shall use reasonable efforts to perform the work in this Item #2 within four (4) weeks after the New Premises Commencement Date.

3.    Repair and replace convector covers in the New Premises as necessary.

4. Furnish elevator call button extenders and core doors only to the fire stairs and to the core lavatories on the 30th and 31st floors in compliance with NYC Local Law 58 of 1987.

5. Tenant agrees to utilize the existing submeters, and Landlord shall furnish and install any necessary additional electric submeters in the New Premises in locations designated by Landlord.

6. Furnish eight (8) new and operational Building standard air conditioning units and controls, and ductwork to the edge of the existing mechanical room wall for the New Premises in accordance with Tenant's design and layout approved by Landlord. Tenant accepts the existing mechanical room locations and their existing demising walls, provided, however, that Landlord shall insulate all areas that are immediately adjacent to those portions of the Demised Premises in which Tenant's employees work (as opposed to photocopy and storage rooms). Landlord shall use reasonable efforts to perform the work in this Item #6 within seven (7) weeks after the New Premises Commencement Date.

                                   EXHIBIT "E"

                            APPROVED CONTRACTOR LIST